UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

Longevity Health Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered (1)
Common Stock, par value $0.0001 per share	XAGE	N/A
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $345.00	XAGEW	N/A
(1)
On September 12, 2025, Longevity Health Holdings, Inc.’s securities were no longer traded on the Nasdaq Capital Market and began trading on the OTC marketplace.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 10, 2025, Longevity Health Holdings, Inc., a Delaware corporation (the “Company”) received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had not cured the previously reported deficiency with respect to Nasdaq Listing Rule 5550(b)(2) and as a result, the Panel determined to delist the Company’s securities from the Nasdaq Capital Market at the open of trading on September 12, 2025. The Company’s common stock and warrants began trading publicly on the over-the-counter markets operated by OTC Markets Group, Inc. (“OTC”) at the open of trading on September 12, 2025.

The transition to the OTC marketplace is not expected to affect the Company’s operations. The Company will continue to file periodic and other required reports pursuant to the Securities Exchange Act of 1934, as amended, with the U.S. Securities and Exchange Commission (the “SEC”). The Company believes that the OTC marketplace will continue to provide liquidity for stockholders during this transitional period.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to continue to pursue the previously disclosed merger with True Health Inc., as well as the listing of the combined company’s securities on Nasdaq.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which the Company cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the impact of the delisting on continued Company operations, expectations of trading on the OTC marketplace, expectations regarding the proposed merger with True Health Inc. and the Company’s ability to regain listing of its securities on a national securities exchange in the future. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties, including those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 31, 2025, and in the Company’s other reports filed with the SEC. Most of these factors are outside of the Company’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame or at all. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVITY HEALTH HOLDINGS, INC.

Date:	September 12, 2025	By:	/s/ Rajiv Shukla
Rajiv Shukla Chief Executive Officer